Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, April 17, 2003
FOR IMMEDIATE RELEASE


Washington Federal Reports Record Quarterly Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $37,704,000 or $.54 per diluted share for the quarter ended March 31, 2003, compared to $35,759,000 or $.51 per diluted share for the same period one year ago, a 6% per share increase. Earnings of $37,704,000 represent a quarterly performance record for the Company.

Washington Federal's second fiscal quarter produced a return on assets of 2.08%, while return on equity amounted to 16.40% for the quarter. The Company's efficiency ratio was 18.4% for the quarter. The Company's capital ratio increased to 13.51% as of March 31, 2003. Each of these measures continues among the best in the industry.

Chief Executive Officer Roy M. Whitehead commented,
"We are pleased to report record earnings once again this quarter. Included in net income is a non-recurring pretax gain of $3.4 million related to the sale of real estate held for investment. Our overall financial condition remains very strong."

On April 18, 2003, Washington Federal will pay a cash dividend of $.21 per share to common stockholders of record on April 4, 2003. This will be the Company's 81st consecutive quarterly cash dividend. Based on recent market prices, the cash dividend yield is 3.90%.

Washington Federal Savings, with headquarters in Seattle,
Washington, has 115 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                          March  31, 2003     September 30, 2002
                                                                          --------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $ 1,315,305          $    975,153
Available-for-sale securities, including mortgage-backed
   securities of $584,543..........................................             854,763               918,776
Held-to-maturity securities, including mortgage-backed
    securities of $152,678.........................................             166,707               168,925
Securitized assets subject to repurchase, net .....................             427,620               755,961
Loans receivable, net .............................................           4,266,413             4,292,003
Interest receivable ...............................................              33,126                39,503
Premises and equipment, net .......................................              58,668                55,119
Real estate held for sale .........................................              15,797                17,587
FHLB stock ........................................................             136,811               132,320
Costs in excess of net assets acquired ............................              35,703                35,703
Other assets ......................................................                 755                 1,391
                                                                            -----------           -----------
                                                                            $ 7,311,668           $ 7,392,441
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
    Savings and demand accounts ...................................         $ 4,355,149           $ 4,452,250
    Repurchase agreements with customers ..........................              77,199                69,672
                                                                            -----------           -----------
                                                                              4,432,348             4,521,922
FHLB advances .....................................................           1,650,000             1,650,000
Other borrowings...................................................             100,000               100,000
Advance payments by borrowers for taxes and insurance .............              18,555                22,704
Federal and state income taxes ....................................              71,304                84,235
Accrued expenses and other liabilities ............................              51,492                52,862
                                                                            -----------           -----------
                                                                              6,323,699             6,431,723
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
     83,992,765 and 83,833,244 shares issued; and 69,580,218
     and 69,894,902 shares outstanding ............................              83,993                76,212
Paid-in capital ...................................................           1,050,682               968,858
Accumulated other comprehensive income, net of taxes ..............              45,000                56,000
Treasury stock, at cost; 14,412,547 and 13,938,342 shares .........            (207,799)             (198,279)
Retained earnings .................................................              16,093                57,927
                                                                            -----------           -----------
                                                                                987,969               960,718
                                                                            -----------           -----------
                                                                            $ 7,311,668           $ 7,392,441
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     14.20           $     13.75
Stockholders' equity to total assets ..............................               13.51%                13.00%
Weighted average rates at period end:
  Loans and mortgage-backed securities* ...........................                6.94%                 7.26%
  Investment securities** .........................................                2.28                  2.82
  Combined loans, mortgage-backed securities
  and investment securities .......................................                5.84                  6.53
  Customer accounts ...............................................                2.42                  2.94
  Borrowings ......................................................                5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                3.16                  3.52
  Interest rate spread ............................................                2.68                  3.01

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 Quarter Ended March 31,         Six Months Ended March 31,

                                                                -------------------------       --------------------------
                                                                 2003              2002           2003              2002

                                                                --------         --------       ---------        ---------
                                                                       (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  .......     $ 90,207         $102,180       $186,323         $209,132
Mortgage-backed securities .................................      16,190           18,862         34,405           39,266
Investment securities ......................................       8,487            6,030         16,782           10,586
                                                                --------         --------       --------         --------
                                                                 114,884          127,072        237,510          258,984

INTEREST EXPENSE
Customer accounts ..........................................      27,615           38,035         58,909           82,522
FHLB advances and other borrowings .........................      21,950           20,239         44,359           41,109
                                                                --------         --------       --------         --------
                                                                  49,565           58,274        103,268          123,631
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      65,319           68,798        134,242          135,353
Provision for loan losses ..................................         150            2,000          1,400            4,000
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      65,169           66,798        132,842          131,353

OTHER INCOME
Gains on sale of securities, net ...........................           -                -              -              765
Gain on sale of real estate ................................       3,382                -          3,382                -
OTHER ......................................................       2,222            1,549          4,415            3,765
                                                                --------         --------       --------         --------
                                                                   5,604            1,549          7,797            4,530

OTHER EXPENSE
Compensation and fringe benefits ...........................       7,742            8,665         15,972           17,253
Occupancy ..................................................       1,294            1,106          2,604            2,293
Other ......................................................       3,390            3,353          6,060            6,482
                                                                --------         --------       --------         --------
                                                                  12,426           13,124         24,636           26,028
Gain (loss) on real estate acquired through foreclosure, net        (113)               5           (441)              25
                                                                --------         --------       --------         --------
INCOME BEFORE INCOME TAXES .................................      58,234           55,228        115,562          109,880
Income taxes ...............................................      20,530           19,469         40,740           38,736
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 37,704         $ 35,759       $ 74,822         $ 71,144
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .54         $    .51       $   1.08         $   1.02
Diluted earnings ...........................................         .54              .51           1.07             1.01
Cash dividends .............................................         .21              .20            .42              .40
Weighted average number of shares outstanding,
  including dilutive stock options .........................   70,091,224       70,564,418     70,087,717       70,449,933
Return on average assets ...................................        2.08%            2.05%          2.06%            2.05%



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